Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dominion Resources, Inc. (the Company), certify that:

  the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report") of the Company to which this certification is an exhibit fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)).
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2005 and for the period then ended.

/s/ Thos E. Capps Thos. E. Capps Chief Executive Officer August 3, 2005

/s/ Thomas N. Chewning Thomas N. Chewning Executive Vice President and Chief Financial Officer August 3, 2005